SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 19, 2004


                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
                  ---------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Indiana                        000-21671                35-1887991
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



107 N. Pennsylvania Street, Suite 700, Indianapolis, Indiana        46204
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (317) 261-9000
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              (Registrant's telephone number, including area code)



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The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any filings of The National Bank of Indianapolis Corporation (the "Registrant") under the Securities Act of 1933.


Item 12.  Results of Operations and Financial Condition

         On May 19, 2004, the Registrant issued the letter to its shareholders attached hereto as an exhibit.

         99.1     Letter to Shareholders of the Registrant, dated May 19, 2004










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
                                                (Registrant)


Date: May 19, 2004                By: /s/ Debra L. Ross
                                      --------------------------
                                  Its: Chief Financial Officer
                                       -------------------------






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

                                INDEX TO EXHIBITS


Exhibit No.                  Description
-----------                  -----------

99.1 Letter to Shareholders of the Registrant, dated May 19, 2004.















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